Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,363,635.36
Previously Paid Amount	0.00
Total Fee Amount	1,431.22
Total Offset Amount	0.00
Net Fee	$ 1,431.22